Defined Benefit Plan Amount Recognized in Accumulated Other Comprehensive Income (Loss), Pre-tax (Detail) In Millions, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)
Defined Benefit Plan Disclosure [Line Items]
Net prior service credit	$ 94	¥ 7,697	¥ 8,910
Net actuarial loss	(379)	(31,120)	(27,257)
Net transition obligation	(4)	(325)	(382)
Total recognized in accumulated other comprehensive income (loss), pre-tax	$ (289)	¥ (23,748)	¥ (18,729)